                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 15, 1994


                      HOME IMPROVEMENT LOAN TRUST 1994-BII
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



          MINNESOTA                     33-53449                APPLIED FOR
- -------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS employer
      of incorporation)               file numbers)         identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------


                                NOT APPLICABLE
 -----------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

                                       1

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     ITEM 5.  OTHER EVENTS.
              ------------

              Pursuant to the Pooling and Servicing Agreement between Green
              Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on October 15, 1994, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              (c)  Exhibits.

                   The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                   Exhibit No.    Description
                   -----------    -----------

                      99.1        Monthly Report delivered to
                                  Certificateholders on October 15, 1994.

                                       2
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   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 15, 1994


                                      HOME IMPROVEMENT LOAN TRUST 1994-BII

                                      By  GREEN TREE FINANCIAL CORPORATION
                                          as Servicer with respect to the Trust


                                      By: /s/Robley D. Evans
                                          ----------------------------------
                                          ROBLEY D. EVANS
                                          Vice President and Controller

                                       3

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                                  INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                                    PAGE
- -------                                                                   ----

 99.1     Monthly Report delivered to Certificateholders                    5
          on October 15, 1994.

                                       4